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                                                                    EXHIBIT 99.3

                      IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                                 DALLAS DIVISION

IN RE:                                  (S)
                                        (S)             CASE NO. 03-34762-HDH-11
DAISYTEK, INCORPORATED, et al.,         (S)
                                        (S)               (Chapter 11)
           DEBTORS.                     (S)               (Jointly Administered)

            ORDER AUTHORIZING AND APPROVING SALE OF THE CAPITAL STOCK
           OF DAISYTEK (CANADA) INC. OWNED BY INC. AND THE ASSIGNMENT
                   OF THE CANADIAN TRADMARKS FREE AND CLEAR OF
               ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS

     The debtors and debtors in possession in the above referenced cases filed their (1) Expedited Motion for Order (A) Authorizing Certain Debtors to Sell Assets and to Assume, Assign and Sell Certain Executory Contracts and Unexpired Leases That Relate Thereto Free and Clear of All Liens, Claims, Encumbrances, and Interests; and (B) Establishing Cure Amounts Related to Assumed and Assigned Executory Contracts and Unexpired Leases (the "Sale Motion") [Docket No. 519] and (2) Expedited Supplemental Motion to the Sale Motion (the "Supplemental Motion") [Docket No. 650] (collectively, the "Subject Motion"). BASED UPON THE PLEADINGS ON FILE WITH THE COURT AND THE RECORD MADE AT THE HEARINGS ON THE SUBJECT MOTION, THE COURT MAKES THE FOLLOWING FINDINGS OF FACT AND CONCLUSIONS OF LAW:

                                  Jurisdiction

     A. This Court has jurisdiction over the Subject Motion pursuant to 28 U.S.C. (S) 1334. This proceeding is a core proceeding pursuant to 28 U.S.C. (S) 157(b)(2)(A) and (N). Venue is proper in the Northern District of Texas pursuant to 28 U.S.C. (S)(S) 1408 and 1409.

ORDER AUTHORIZING AND APPROVING SALE OF THE CAPITAL STOCK OF DAISYTEK (CANADA) INC. OWNED BY INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS

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                              Procedural Background

     B. On May 7, 2003 (the "Initial Petition Date"), Daisytek, Incorporated (with its bankruptcy estate, "Inc."), Arlington Industries, Inc. ("Arlington"); B.A. Pargh Company ("BA Pargh"); Daisytek Latin America, Inc. ("DLA"); Digital Storage, Inc. ("DSI"); Tapebargains.com, Inc. ("TB"); The Tape Company ("Tape"); and Virtual Demand, Inc. ("VDI") each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") Thereafter, on June 3, 2003, Daisytek International Corporation ("International") filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code. The Debtors continue to operate their businesses and manage their properties as debtors-in-possession pursuant to Bankruptcy Code (S)(S) 1107 and 1108. Individually and collectively, each of Inc., Arlington, BA Pargh, DLA, DSI, TB, Tape, VDI, and International, with their respective bankruptcy estates, are referred to herein as the "Debtors".

     C. On July 30, 2003 this Court entered its Order Establishing Procedures for Sale of Substantially All the Assets of the Selling Debtors (the "Bid Procedures Order") [Docket No. 538]. The Bid Procedures Order established, inter alia, the procedure whereby Inc. and the other Debtors, as applicable, could solicit competing bids for the purchase of all shares of issued and outstanding capital stock of Daisytek (Canada) Inc. ("Canada").

                               Factual Background

     D. International was founded in 1977 as a computer supplies reseller in Richardson, Texas. International is a holding company that, by and through its U.S. subsidiaries and certain direct and indirect foreign subsidiaries was a leading global distributor of (a) computer supplies; and (b) professional tape products.

ORDER AUTHORIZING AND APPROVING SALE OF THE CAPITAL STOCK OF DAISYTEK (CANADA) INC. OWNED BY INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS

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     E. The Debtors are borrowers under a working capital credit facility (the
"BOA Credit Facility") with Bank of America, N.A., as agent and as a lender ("BOA"), and certain other lenders that are parties thereto (the "Lenders"/1/).

     F. The applicable Debtors, in the exercise of their business judgment, have decided to sell the assets of Arlington, Tape, and the stock of certain non-debtor subsidiaries including Canada, and to assign certain intellectual property rights of International to Canada in connection therewith. The Debtors have taken steps, subject to necessary Bankruptcy Court approvals and as set forth in the Bid Procedures Order, as is reasonably necessary to maximize the value of the Debtors' assets.

     G. The Debtors' marketing efforts were, reasonable, adequate and appropriate under the circumstances and have maximized the value of the estates.

                     Terms of the Proposed Sale to the Buyer

     H. Inc. engaged in extensive and vigorous, arm's length negotiations with Buyer (defined below) with respect to the terms and conditions for the sale of the Transferred Stock (defined below) of Canada to Buyer. The specific terms and conditions of the proposed purchase are set out in a Stock Purchase Agreement among EMJ Data Systems Ltd. (the "Buyer"), Canada and Inc. dated August 21, 2003 (collectively, with each exhibit, attachment, schedule, amendments, escrow, release, and related agreement attached thereto or contemplated or referenced therein, the "Stock Purchase Agreement"), a copy of which is attached as Exhibit "A" to and made a part of this Order./2/

----------
/1/ The Lenders include, without limitation, Bank Of America, N.A., as agent and as lender, and JP Morgan Chase Bank, Bank One, N.A., The CIT Group/Business Credit, Inc., Comerica Bank, Siemens Financial Services, Inc., UBS Capital Corporation, Fleet Capital Corporation, Foothill Capital Corporation, and PNC Bank, National Association.

/2/ Capitalized terms used herein that are not otherwise defined herein shall have the meaning set forth in the Stock Purchase Agreement.

ORDER AUTHORIZING AND APPROVING SALE OF THE CAPITAL STOCK OF DAISYTEK (CANADA) INC. OWNED BY INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS

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     I. In addition, and to facilitate the sale of the Transferred Stock and meet certain representations and warranties in the Stock Purchase Agreement, International will assign the Canadian trademark "DAISYTEK CANADA" and its applicable design having Trademark Application No.: 1,163,429, the Canadian trademark "DAISYTEK INTERNATIONAL" and its applicable design having Trademark Application No.: 1,163,430, and all common law rights and related rights to such trademarks (collectively, the "Canadian Trademarks"). The Canadian Trademarks and related rights transferred to Canada will encompass and include any right that International may have in and to the registration and use by Canada of the internet domain names www.daisytek.ca and www.daisytek.canada.ca and related subdomain names (the "Domain Names") and the irrevocable consent by International and Inc. to the registration and use by Canada of such Domain Names. A trademark assignment between Canada and International regarding the assignment of the Canadian Trademarks and a written irrevocable consent between Canada and International and Inc. with respect to registration and use of the Domain Names (collectively, the "Trademark Assignment") will be executed at Closing of the sale and is attached as Exhibit "B" and made a part of this Order.

     J. Pursuant to the Stock Purchase Agreement, the Buyer will, inter alia, purchase all shares of issued and outstanding capital stock of Canada (the "Transferred Stock"), including as described in the Stock Purchase Agreement. The Buyer has made the highest and best offer to purchase the Transferred Stock, subject to approval of this Court.

     K. Pursuant to the Stock Purchase Agreement, the Buyer proposes to close on the transaction as soon as possible after the entry of this Order, subject to satisfaction of all conditions precedent to the Closing of the sale under the Stock Purchase Agreement.

ORDER AUTHORIZING AND APPROVING SALE OF THE CAPITAL STOCK OF DAISYTEK (CANADA) INC. OWNED BY INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS

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     L. The Transferred Stock represents 100 percent of all issued and outstanding shares of capital stock of Canada. All of the Transferred Stock is owned by Inc. No creditor or holder of a claim against any of the Debtors asserts a lien, security interest, claim or interest in or against the Transferred Stock or the Canadian Trademarks. No objection was filed to the sale of the Transferred Stock or the assignment of the Canadian Trademarks. The Transferred Stock and the Canadian Trademarks shall be sold and assigned free and clear of any and all liens, claims, security interests, encumbrances and other interests pursuant to Bankruptcy Code (S) 363(f). Any such liens, claims, security interests, encumbrances and other interests which have been asserted against all or any portion of the Transferred Stock and the Canadian Trademarks shall attach to the net sale proceeds. If a dispute arises over the priority or validity of a particular lien asserted against the Transferred Stock and the Canadian Trademarks, this Court retains jurisdiction to adjudicate such disputes.

     M. The Buyer is not assuming or undertaking to satisfy any "claims" (as that term is defined in Bankruptcy Code (S) 101(5)) against any of the Debtors. The Stock Purchase Agreement provides for, among other things, Inc. and the other Debtors to have certain ongoing obligations to Buyer and Canada and for Buyer and Canada to have certain ongoing rights with respect to Inc., including without limitation, the following: (i) Inc. to pay for and provide ongoing transition services to Canada, (ii) a release in favor of Canada and its property and existing employees of all claims by Inc. and the other Debtors, including avoidance claims and chapter 5 causes of action, and (iii) the agreement to certain escrows, indemnifications and purchase price offsets, holdbacks and adjustments. The release by Debtors of Canada, the execution of the Trademark Assignment, and the creation of such ongoing rights and obligations under the Stock Purchase Agreement, is a reasonable, appropriate and necessary part of the sale and is in the best interests of the Debtors, their estates and the holders of claims.

ORDER AUTHORIZING AND APPROVING SALE OF THE CAPITAL STOCK OF DAISYTEK (CANADA) INC. OWNED BY INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS

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                           Notice of Sale to Creditors

     N. Under the circumstances, notice of the Sale Motion, and the Supplemental Motion, the terms of the Stock Purchase Agreement, the sale of the Transferred Stock free and clear of all Liens and Claims (defined below) and the Trademark Assignment was due, proper and sufficient. Notice of the Sale Motion and the hearing on the Sale Motion was provided on or about August 1, 2003: via first class United States mail, postage prepaid, upon (i) each person or entity known to the Debtors to assert a Lien and Claim against the Transferred Stock; (ii) the Office of the United States Trustee for the Northern District of Texas;
(iii) counsel for the Committee; (iv) counsel for the Lenders; (v) each entity that has filed a notice of appearance in the Cases; (vi) upon every holder of a claim against Inc. that is known to the Debtors; and (vii) all other persons and entities upon whom the Debtors were otherwise to provide service as required by the Bid Procedures Order. Notice of the Supplemental Motion and hearing on the Supplemental Motion was provided on or about September 4 and 5, 2003: via first class United States mail, postage prepaid, upon (i) the Office of the United States Trustee for the Northern District of Texas; (ii) counsel for the Committee; (iii) counsel for the Lenders; and (iv) all other parties on the Master Service List.

                             Justification for Sale

     O. The Debtors have exercised sound business judgment in connection with the proposed sale to the Buyer. After considering the circumstances relating to the sale of the Transferred Stock and the related assignments, the Court has determined that the Buyer's offer presents the best opportunity for Inc. and its bankruptcy estate, as well as the bankruptcy estates of the other Debtors, to realize the highest distribution possible to their respective creditors and holders of claims.

ORDER AUTHORIZING AND APPROVING SALE OF THE CAPITAL STOCK OF DAISYTEK (CANADA) INC. OWNED BY INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS

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     P. Inc. and International, and as applicable, the other Debtors have carried the burden of demonstrating that the proposed sale on the terms and conditions of the Stock Purchase Agreement and the Trademark Assignment are in the best interest of these estates, and the Court further finds that Inc., and as applicable the other Debtors, have met the standards set out in In re Lionel Corp., 722 F.2d 1063, 1071 (2d Cir. 1983) to approve the expedited sale of a substantial percentage of its property. Moreover, the sale to the Buyer on the terms and conditions of the Stock Purchase Agreement and the Trademark Assignment does not constitute a sub rosa plan of reorganization or violate any provision of the Bankruptcy Code or Bankruptcy Rules.

     Q. The transactions contemplated in the Subject Motion, the Stock Purchase Agreement and the Trademark Assignment as approved and implemented herein, are in compliance with and satisfy all applicable provisions of the Bankruptcy Code, including but not limited to Bankruptcy Code (S) 363(b), (f) and (o) and 365. The terms and conditions of the sale of the Transferred Stock to the Buyer, as set out in the Stock Purchase Agreement and the assignment of the Canadian Trademarks, as set out in the Trademark Assignment, together with any other transactions described herein and in the Stock Purchase Agreement and the Trademark Assignment, are approved by this Order as fair and reasonable.

     R. The Buyer's offer, as approved herein, is the highest and best offer for the Transferred Stock and the Canadian Trademarks. The aggregate purchase price offered by the Buyer constitutes full and adequate consideration and reasonably equivalent value for the Transferred Stock and the Canadian Trademarks.

     S. The transfer of the Transferred Stock to the Buyer and the assignment of the Canadian Trademarks to Canada on the Closing Date, for the consideration set forth in the Stock

ORDER AUTHORIZING AND APPROVING SALE OF THE CAPITAL STOCK OF DAISYTEK (CANADA) INC. OWNED BY INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS

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Purchase Agreement and the Trademark Assignment, is in the best interest of Inc.
and International and their respective bankruptcy estates, as well as the other Debtors' estates, and their respective creditors and all parties-in-interest.

                                   Good Faith

     T. The transfer of the Transferred Stock to the Buyer and the assignment of the Canadian Trademarks to Canada, represents arm's length transactions and have been negotiated in good faith between the parties. The Buyer and Canada are each good faith purchasers under Bankruptcy Code (S) 363(m) and, as such, is entitled to the full protection of Bankruptcy Code (S) 363(m).

              Sale Free and Clear of Liens, Claims and Encumbrances

     U. Inc., International and as applicable the other Debtors, may sell the Transferred Stock and the Canadian Trademarks free and clear of all Liens and Claims, liens, security interests, claims, encumbrances and other interests pursuant to Bankruptcy Code (S) 363(f).

     BASED UPON THE FOREGOING, IT IS HEREBY ORDERED, ADJUDGED AND DECREED:

     1. The Subject Motion is hereby granted as set forth herein. The sale of the Transferred Stock to the Buyer, on the terms and subject to the conditions set forth in the Stock Purchase Agreement, by Inc. and as applicable the other Debtors, the assignment of the Canadian Trademarks, the Stock Purchase Agreement (together with each exhibit, attachment, escrow, release, schedule and related agreement attached thereto or contemplated or referenced therein), the Trademark Assignment and all transactions, obligations, transfers, and deliveries contemplated or required by the Stock Purchase Agreement, the Trademark Assignment and this

ORDER AUTHORIZING AND APPROVING SALE OF THE CAPITAL STOCK OF DAISYTEK (CANADA) INC. OWNED BY INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS

Order are hereby APPROVED and AUTHORIZED in their entirety. Any objections to the Subject Motion that were not withdrawn or settled on the record are overruled.

     2. Inc., International and the other Debtors are authorized and directed to fully execute, enter into and perform all terms and conditions of the Stock Purchase Agreement, together with all additional instruments and documents which are contemplated or required by the Stock Purchase Agreement (including the Trademark Assignment) or that may be reasonably necessary, convenient or desirable in performing under the Stock Purchase Agreement, and to take any and all further actions (including any prorations, adjustments and the like provided for in the Stock Purchase Agreement) as may be necessary or appropriate in performing the obligations as contemplated by the Stock Purchase Agreement. Debtors and Buyer are authorized to enter into mutually acceptable written amendments that do not alter the purchase price to the Stock Purchase Agreement and the Trademark Assignment that they deem reasonably required to facilitate and permit the Closing of the transactions contemplated therein.

     4. Subject to the fulfillment of the terms and conditions of the Stock Purchase Agreement, at the Closing, Inc., International and as applicable the other Debtors, as is required under the Stock Purchase Agreement, shall sell, transfer, assign and convey to the Buyer all right, title and interest in and to the Transferred Stock and consummate the Trademark Assignment. Inc., International and the other Debtors are authorized, empowered and hereby directed to deliver all bills of sale, the Trademark Assignment, and such other documentation that may be reasonably necessary or reasonably requested by the Buyer to evidence the transfers and transactions required under the Stock Purchase Agreement and Trademark Assignment.

     5. This Order is and shall be effective as a determination that, upon the Closing, all "Liens and Claims" (as that term is defined below) existing against, in or to all or any part of the

ORDER AUTHORIZING AND APPROVING SALE OF THE CAPITAL STOCK OF DAISYTEK (CANADA) INC. OWNED BY INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS

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Transferred Stock and/or the Canadian Trademarks have been and are adjudged and declared to be unconditionally released, discharged and terminated, with such Liens and Claims, if any, attaching to the net sale proceeds from the sale of the Transferred Stock to the Buyer (with such net sale proceeds calculated net of and after any purchase price holdbacks, reductions, increases, offsets, or adjustments set forth in the Stock Purchase Agreement and as so calculated, the "Net Proceeds"). Upon Closing, the Transferred Stock and Canadian Trademarks are hereby deemed, adjudged and determined to be absolutely transferred, sold, conveyed and assigned to the Buyer and Canada, respectively, as of the Closing free and clear of any and all liens, security interests, rights, interests, encumbrances, and claims (as claims is defined in Section 101 of the Bankruptcy
Code) of whatever type or description, including, but not limited to, mortgages, security interests, pledges, judgments, reclamation claims, rights created by possession, claims seeking substantive consolidation of Canada or its property and Inc. or other Debtors, leases, subleases, licenses, options, easements, deeds of trust, conditional sales agreements, causes of action, lawsuits, liabilities, obligations, indebtedness, title retention arrangements intended as security, interests of consignment creditors, guarantees, hypothecations, charges, obligations, rights, restrictions and other interests and encumbrances, and any other claims and interests (any and all such liens, security interests, rights, interests, encumbrances, and claims and any other items or matters described in this paragraph shall be referred to collectively as the "Liens and Claims"), existing as of the Closing Date or having arisen, existed or accrued prior to or on the Closing Date, whether such Claims are direct or indirect, absolute or contingent, choate or inchoate, fixed or contingent, matured or unmatured, liquidated or unliquidated, voluntarily incurred or arising by operation of law, against any or all of: (a) Inc. or its bankruptcy estate, (b) any of the other Debtors or their respective bankruptcy estates; or (c) the Transferred Stock or the Canadian Trademarks, including without limitation, any Liens and Claims, if any, of any and

ORDER AUTHORIZING AND APPROVING SALE OF THE CAPITAL STOCK OF DAISYTEK (CANADA) INC. OWNED BY INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS

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all of the Lenders, GE Capital Public Finance, Inc. and Fleet Capital
Corporation, of any other creditor of any of the Debtors, and any liens, claims, rights, security interests, or interests granted under the Bankruptcy Code or in an Order of this Court.

     6. All Liens and Claims in or against the Transferred Stock or the Canadian Trademarks shall attach to the Net Proceeds arising from the sale of the Transferred Stock to the Buyer with the same force, validity, effect, priority and enforceability as such Liens and Claims had prior to such sale. Any issues regarding the extent, validity, perfection, priority and enforceability of such Transferred Claims with respect to any Net Proceeds shall be determined by the Court upon proper application at a later date. The holder of any Liens and Claims are hereby precluded and injoined from asserting those Liens and Claims against the Transferred Stock or the Canadian Trademarks.

     7. The Buyer does not assume, and shall not be deemed to have assumed, any "claims" (as that term is defined in Bankruptcy Code (S) 101(5)) against any of the Debtors or their respective bankruptcy estates, including Inc. and its bankruptcy estate. The Buyer is not, and shall not be deemed, a successor of or to any of the Debtors. The Buyer does not assume and is not obligated or liable for any indebtedness or liability of any or all of Inc. or the other Debtors or any Liens and Claims against Inc. or any of the other Debtors or their respective bankruptcy estates (whether direct or indirect, known or unknown, liquidated or unliquidated, choate or inchoate, or contingent or fixed).

     8. As of the Closing, all of the Debtors' interests in the Transferred Stock shall be transferred to, and vested in, the Buyer free and clear of all Liens and Claims and all of the Debtors' interest in the Canadian Trademarks shall be assigned to, and vested in Canada free and clear of Liens and Claims. Subject to the fulfillment of the terms and conditions of the Stock Purchase Agreement, as of the Closing, this Order shall be considered and constitute for all

ORDER AUTHORIZING AND APPROVING SALE OF THE CAPITAL STOCK OF DAISYTEK (CANADA) INC. OWNED BY INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS purposes a full and complete general assignment, conveyance and transfer of the Transferred Stock, the Canadian Trademarks and/or a bill of sale transferring good and marketable, indefeasible title and interest in the Transferred Stock to the Buyer and the Canadian Trademarks to Canada. All governmental recording offices and all other parties, persons or entities are hereby directed to accept this Order as such an assignment and/or bill of sale, and, if necessary, this Order shall be accepted for recordation on or after the Closing as conclusive evidence of the free and clear, unencumbered transfer of title to the Transferred Stock conveyed to the Buyer and the Canadian Trademarks assigned to Canada at the Closing. The Debtors are further authorized and directed to execute and deliver to the Buyer and Canada such other and further documents as it may reasonably request to evidence the transfer.

     9. This Court shall have exclusive jurisdiction to implement and enforce the terms and provisions of the Stock Purchase Agreement, the Trademark Assignment and this Order, including any disputes or controversies relating hereto or with respect to the sale, the proceeds of sale, the transfer and/or assignment and delivery of the Transferred Stock to the Buyer, the assignment of the Canadian Trademarks to Canada, Inc.'s ongoing obligations to Buyer under the Stock Purchase Agreement, and the Buyer's peaceful use and enjoyment of the Transferred Stock and Canada's peaceful use and enjoyment of the Canadian Trademarks after the Closing, free and clear of any Liens and Claims, regardless of whether a plan of reorganization or liquidation has been confirmed in these bankruptcy cases, or whether these cases have been closed or a final decree entered, and irrespective of the provisions of any such plan or order confirming such plan of reorganization. This Court shall retain jurisdiction in all circumstance to determine any such issue or dispute, including upon motion by the Buyer or Canada.

     10. The terms and provisions of this Order shall be binding in all respects upon the Debtors, their respective bankruptcy estates, their employees, officers, and directors, their

ORDER AUTHORIZING AND APPROVING SALE OF THE CAPITAL STOCK OF DAISYTEK (CANADA) INC. OWNED BY INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS creditors, any holders of Liens or Claims against the Debtors or their respective bankruptcy estates, any parties having received notice of these proceedings (actual or constructive), any affected third parties and other parties in interest, any persons or entities asserting a Lien and Claim against, or an interest in, any of the Transferred Stock or Canadian Trademarks sold, conveyed and assigned pursuant to this Order, the Buyer, and all successors, transferees or assigns of the above-mentioned parties, including, but not limited to, a chapter 11 trustee or chapter 7 trustee. This Order is enforceable in any chapter 7 case of the Debtors.

     11. This Order is a final order (as opposed to an interlocutory order) regarding this matter and is enforceable upon entry. To the extent necessary under Bankruptcy Rules 5003, 9014, 9021 and 9022, this Order constitutes the Court's separate judgment and this Court expressly finds that there is no just reason for delay in the implementation of this Order and expressly directs entry of judgment by this Order as set forth herein. Upon expiration of the ten-day automatic stay imposed by Bankruptcy Rules 6004(g) and 6006(d) that shall be calculated from the date of entry of this Order, the Closing may occur and this Order, the Stock Purchase Agreement and the Trademark Assignment are subject to immediate execution and fulfillment by the Debtors, the Buyer and Canada.

     12. The Buyer and Canada are good faith purchasers under Bankruptcy Code
(S) 363(m) and, as such, are entitled to the full protection of Bankruptcy Code
(S) 363(m).

     13. Pursuant to Bankruptcy Code (S) 363(m), the reversal or modification of this Order on appeal will not affect the validity of the transfer of the Transferred Stock to the Buyer and the Canadian Trademarks to Canada, as well as the transactions contemplated and/or authorized by this Order, unless the same is stayed pending appeal prior to the Closing on the Stock Purchase Agreement and the Trademark Assignment.

ORDER AUTHORIZING AND APPROVING SALE OF THE CAPITAL STOCK OF DAISYTEK (CANADA) INC. OWNED BY INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS

     14. Each and every federal, state and local government agency or department is hereby directed to accept any and all documents and instruments necessary and appropriate to consummate the transactions contemplated by the Stock Purchase Agreement, the Trademark Assignment and this Order, including, but not limited to, documents and instruments for recording in any governmental agency or department required to transfer to the Buyer or Canada the names and any and all other licenses or permits under the Debtors' ownership necessary for the operations that are associated with the Transferred Stock. All county and state offices are further directed to accept any and all termination statements under the Uniform Commercial Code for release of any liens or encumbrances against any of the Transferred Stock or the Canadian Trademarks. Pursuant to section 1146(c) of the Bankruptcy Code, the execution, delivery and/or recordation of any and all documents or instruments necessary or desirable to consummate the transactions contemplated by the Stock Purchase Agreement, the Trademark Assignment and this Order and the transfer of the Transferred Stock and the Canadian Trademarks pursuant thereto shall be, and hereby is, exempt from the imposition and payment of any and all recording, transfer, sales and use, stamp or other similar taxes.

     15. To the extent requested by Buyer or Canada (as applicable), any and all parties asserting Liens and Claims against the Transferred Stock or Canadian Trademarks shall execute contemporaneously with Closing (or as soon as reasonably practical thereafter as requested by the Buyer), any and all documents, releases or instruments as may be reasonably necessary to release, remove or terminate the Liens and Claims, if any, which have been asserted against any of the Transferred Stock or Canadian Trademarks. If such a party fails to act, the Debtors are authorized to execute contemporaneously with Closing on the Stock Purchase Agreement (or as soon as reasonably practical thereafter as requested by the Buyer or Canada (as applicable)), any and all documents, releases or instruments as may be reasonably necessary to release, remove or

ORDER AUTHORIZING AND APPROVING SALE OF THE CAPITAL STOCK OF DAISYTEK (CANADA) INC. OWNED BY INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS terminate the Liens and Claims, if any, which have been asserted against the Transferred Stock or Canadian Trademarks.

     16. The Debtors are authorized and directed to pay to Houlihan Lokey Howard & Zukin Capital Group, its fees for serving as investment bankers for the Debtors in accordance with the terms of their engagement previously approved by the Court. After payment of the Houlihan fees, the Debtors are authorized and directed to pay from the Net Proceeds to the Lenders until the Lenders' claim is paid in full, unless the Debtors, the Lenders and the Committee agree to (or the court orders pursuant to 11 U.S.C. Section 363 after notice and opportunity for hearing) use of a portion of the sales proceeds as cash collateral, and provided further that the payment to the Lenders shall be subject to the claims, if any, of the Official Committee of Unsecured Creditors may assert against the Lenders except as to the validity, enforceability and priority of the liens asserted by the Lenders.

     17. Upon the Effective Time, Inc. and the other Debtors and their respective bankruptcy estates shall be deemed to have released, waived and discharged any and all Claims (as defined in the Stock Purchase Agreement), Liens (as defined in the Stock Purchase Agreement) and causes of action they have or may have against Canada, and its existing employees or assets, including, without limitation, Claims (as defined in the Stock Purchase Agreement) under Chapter 5 of the Bankruptcy Code and any avoidance claims or causes of action under the Bankruptcy Code and any alleged obligations or Indebtedness owed by Canada to Inc.; provided, however, that the foregoing release does not release, waive or discharge any obligations of Canada or Buyer contained in the Stock Purchase Agreement or related documents, including without limitation, Buyer's obligation in Section 8.15 of the Stock Purchase Agreement. Debtors are authorized and directed to execute a release agreement at Closing in favor of Canada to further evidence this release. Inc. and the Debtors are authorized

ORDER AUTHORIZING AND APPROVING SALE OF THE CAPITAL STOCK OF DAISYTEK (CANADA) INC. OWNED BY INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS to settle and finally resolve the asserted intercompany indebtedness and claim owed by Canada to Inc. or the other Debtors as provided in Section 8.15 of the Stock Purchase Agreement. Upon payment of the amount identified in Section 8.15 of the Stock Purchase Agreement to Inc., all intercompany indebtedness or obligations alleged to exist or to be owed by Canada to Inc. or the other Debtors and not previously released as provided herein shall be deemed released, satisfied and discharged.

     18. The rights of the Debtors under the Stock Purchase Agreement may be vested in a representative of the bankruptcy estates under any plan of reorganization or liquidation confirmed in the Bankruptcy Cases.

Dated:  September 12, 2003


                                        /s/ Harlin D. Hale
                                        ----------------------------------------
                                        THE HONORABLE HARLIN D. HALE
                                        UNITED STATES BANKRUPTCY JUDGE

Agreed to and Accepted by:

VINSON & ELKINS L.L.P.
3700 Trammell Crow Center
2001 Ross Avenue
Dallas, Texas 75201
Tel: 214-220-7700
Fax: 214-220-7716


By : /s/ Holly J. Warrington
     --------------------------------------
     Daniel C. Stewart, SBT # 19206500
     Paul E. Heath, SBT # 09355050
     Richard H. London, SBT # 24032678
     Holly J. Warrington, SBT # 24037671

ATTORNEYS FOR THE DEBTORS

-AND-

ORDER AUTHORIZING AND APPROVING SALE OF THE CAPITAL STOCK OF DAISYTEK (CANADA) INC. OWNED BY INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS

LOCKE, LIDDELL & SAPP LLP
2200 Ross Avenue
Suite 2200
Dallas, Texas  75201
Tel: 214-740-8000
Fax: 214-740-8800


By: /s/ Greg A. Lowry (signed with permission HJW)
    ------------------------------------------------
    Greg A. Lowry, SBT # 12641360

ATTORNEYS FOR THE BUYER

ORDER AUTHORIZING AND APPROVING SALE OF THE CAPITAL STOCK OF DAISYTEK (CANADA) INC. OWNED BY INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS

                                [Exhibit Omitted]